EXHIBIT 32-1
                                                                   -------------
                             YTB International, Inc.


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the accompanying Report of YTB International, Inc. (the "Registrant") on Form 10-QSB for the period ended June 30, 2005 (the "Report"), I, Michael Y. Brent, Director and Chief Executive Officer of the Registrant, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This Certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

Date: 08/15/2005

/s/ Michael Y. Brent
    Director and Chief Executive Officer


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 [Signature]